As filed with the Securities and Exchange Commission on March 6, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2013

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    December 31, 2013

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past six months ending December 31, 2013. The S&P 500® Index, a proxy for large capitalization stocks, increased 16.31% over the past six months, while small capitalizations stocks were up 19.82% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were up 16.83%, over same period.

Fund Results

For the six month period ending December 31, 2013, the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 17.59% versus the 19.82% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned 16.41% versus the 18.53% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, returned 14.86% versus the 16.83% return for the MSCI World Index (Net).

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, returned 16.16% versus the 16.86% return for the Russell 1000® Index.

Outlook

We believe the long-term bullish case for equities remains intact. Greater global competition for capital is increasing standards of living around the world. The resulting wealth creation multiplier effect is bullish for long term equity owners of good stewards of capital.

2014 offers opportunities and risks. The opportunity relates to steadily accelerating economic growth expectations. We believe the greatest risk relates to the gradual withdrawal of excess global liquidity as Quantitative Easing (QE) winds down. Low-quality, illiquid stocks appear to be most vulnerable to the gradual withdrawal of excess liquidity related to QE.

Since the implementation of QE in 2009, many active managers have had a difficult time outperforming their passive benchmarks. This cycle may be about to turn as it appears company correlations have peaked and are reverting to the longer term average. This is a very positive milestone for active portfolio managers that seek to add value primarily through stock selection. We believe these managers should find it easier to potentially outperform passive strategies going forward.

Thank you for your continued support of IronBridge Funds.

Sincerely,

John Davis

President

IronBridge Funds, Inc.

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Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the six month period ending December 31, 2013, the IronBridge Small Cap Fund lagged the benchmark, returning 17.59% (net of fees) compared with the Russell 2000® Index return of 19.82% for the same period.

The stock selection within Consumer Discretionary and Materials was a positive contributor to the relative return profile, but failed to offset selection in Financials, Health Care, Energy, Consumer Staples, Information Technology, Industrials and Utilities. The sector allocation was a negative contributor to the relative performance during the period primarily due to a small allocation to cash (less than 3%), overweight to Utilities (approximately 3%) and underweight to Information Technology (approximately 4.5%).

IronBridge SMID Cap Fund

For the six month period ending December 31, 2013, the IronBridge SMID Cap Fund lagged the benchmark, returning 16.41% (net of fees) compared with the Russell 2500™ Index return of 18.53% for the same period.

The stock selection within Consumer Discretionary, Information Technology and Health Care was a positive contributor to the relative return profile, but failed to offset selection in Industrials, Consumer Staples, Materials, Utilities, Financials and Energy. The sector allocation was a negative contributor to the relative performance during the period primarily due to a small allocation to cash (approximately 3.3%) and overweight to Utilities (approximately 1.5%).

IronBridge Global Fund

For the six month period ending December 31, 2013, the IronBridge Global Fund lagged the benchmark, returning 14.86% (net of fees) compared with the MSCI World Index (Net) return of 16.83% for the same period.

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Report from IronBridge Capital Management, L.P. (continued)

The stock selection within Consumer Discretionary, Consumer Staples and Telecommunication Service was a positive contributor to the relative return profile, but failed to offset selection in Industrials, Financials, Health Care, Energy, Information Technology, Materials and Utilities. The sector allocation was a negative contributor to the relative performance during the period primarily due to a small allocation to cash (approximately 2%) and underweight to Telecommunication Services (approximately 3.6%).

IronBridge Large Cap Fund

For the six month period ending December 31, 2013, the IronBridge Large Cap Fund lagged the benchmark, returning 16.16% (net of fees) compared with the Russell 1000® Index return of 16.86% for the same period.

The stock selection within Consumer Discretionary, Consumer Staples, Utilities, Health Care and Materials was a positive contributor to the relative return profile, while exposure among the Industrials, Energy, Information Technology, Telecommunication Services and Financials names detracted from the Fund’s relative performance. The sector allocation was a negative contributor to the relative performance during the period primarily due to a small allocation to cash (approximately 3.8%) and underweight to Information Technology (approximately 2.4%).

Market Review

Equities markets advanced during the six month period ending December 31, 2013. Within the U.S. market, small cap stocks, as measured by the Russell 2000® Index (19.82%) were the best-performing capitalization range, followed by large cap stocks, as measured by the Russell 1000® Index (16.86%) and mid cap stocks, as measured by the Russell Midcap® Index (16.73%). Global large cap and mid cap stocks in the developed markets also advanced, as measured by the MSCI World Index (Net) (16.83%). Returns for the individual countries contained in the index varied significantly. Finland was the top performing country with a return of approximately 41.5%, while Singapore had the lowest country performance of approximately 5.4%

Our research indicates that a sizable portion of the equity price appreciation during the six month period was a result of multiple expansion, which means a decline in the discount rate or the investors’ required rate of return. We believe this decline was primarily a result of the continued quantitative easing by various governments around the world.

Portfolio Outlook

We believe the long-term bullish case for equities remains intact. Greater global competition for capital is increasing standards of living around the world. The resulting wealth creation multiplier effect is bullish for long term equity owners of good stewards of capital.

2014 offers opportunities and risks. The opportunity relates to steadily accelerating economic growth expectations. We believe the greatest risk relates to the gradual withdrawal of excess global liquidity as Quantitative Easing (QE) winds down. Low-quality, illiquid stocks appear to be most vulnerable to the gradual withdrawal of excess liquidity related to QE.

Since the implementation of QE in 2009, many active managers have had a difficult time outperforming their passive benchmarks. This cycle may be about to turn as it appears company correlations have peaked and are reverting to the longer term average. This is a very positive milestone for active portfolio managers that seek to add value primarily through stock

P / 4

selection. We believe these managers should find it easier to potentially outperform passive strategies going forward.

Thank you for your continued support of IronBridge Funds.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell 2500 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds

December 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 — 12/31/13).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,175.90	1.09%	$5.98
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,164.10	0.92%	$5.02
Hypothetical 5% Return	$1,000.00	$1,020.57	0.92%	$4.69
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,148.60	1.00%	$5.42
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,161.60	0.80%	$4.36
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/13	Fund	Index

Six Months	17.59%	19.82%

One Year	33.26	38.82

Five Year Average Annual	17.39	20.08

Ten Year Average Annual	9.11	9.07

Since Commencement Average Annual	12.11	11.56

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/13	Fund	Index

Six Months	16.41%	18.53%

One Year	31.39	36.80

Five Year Average Annual	17.96	21.77

Since Commencement Average Annual	7.94	8.90

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/13	Fund	Index

Six Months	14.86%	16.83%

One Year	25.96	26.68

Since Commencement Average Annual	10.55	11.53

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/13	Fund	Index

Six Months	16.16%	16.86%

One Year	28.57	33.11

Since Commencement Average Annual	16.95	19.76

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2013 (Unaudited)

COMMON STOCKS - 97.9%
	Number of Shares	Value
AEROSPACE & DEFENSE - 5.4%
Esterline Technologies Corp. (a)	100,043	$10,200,384
Moog, Inc. - Class A (a)	107,754	7,320,807
Orbital Sciences Corp. (a)	254,939	5,940,079
Triumph Group, Inc.	73,134	5,563,303
		29,024,573

AUTO COMPONENTS - 0.4%
Modine Manufacturing Co. (a)	181,470	2,326,445

BIOTECHNOLOGY - 3.5%
Cepheid, Inc. (a)	158,896	7,423,621
Cubist Pharmaceuticals, Inc. (a)	81,291	5,598,511
Genomic Health, Inc. (a)	92,510	2,707,768
Isis Pharmaceuticals, Inc. (a)	72,665	2,894,974
		18,624,874

BUILDING PRODUCTS - 2.6%
A.O. Smith	146,278	7,890,235
Universal Forest Products, Inc.	111,439	5,810,430
		13,700,665

CAPITAL MARKETS - 1.9%
Stifel Financial Corp. (a)	62,407	2,990,543
Waddell & Reed Financial, Inc. - Class A	112,850	7,348,792
		10,339,335

CHEMICALS - 3.2%
Cabot Corp.	73,206	3,762,788
H.B. Fuller Company	45,285	2,356,631
Methanex Corp.	95,002	5,627,919
NewMarket Corp.	17,056	5,699,262
		17,446,600

COMMERCIAL BANKS - 7.7%
Columbia Banking System, Inc.	275,556	7,580,546

	Number of Shares	Value
Cullen/Frost Bankers, Inc.	160,794	$11,967,897
National Penn Bancshares, Inc.	712,877	8,076,896
SVB Financial Group (a)	75,525	7,919,552
TCF Financial Corp.	351,861	5,717,741
		41,262,632

CONSTRUCTION & ENGINEERING - 1.0%
MasTec, Inc. (a)	159,491	5,218,546

CONSUMER FINANCE - 0.5%
Portfolio Recovery Associates, Inc. (a)	49,540	2,617,694

CONTAINERS & PACKAGING - 1.1%
AptarGroup, Inc.	91,052	6,174,236

DIVERSIFIED CONSUMER SERVICES - 0.4%
K12, Inc. (a)	94,348	2,052,069

ELECTRIC UTILITIES - 2.0%
El Paso Electric Co.	185,933	6,528,108
ITC Holdings Corp.	45,258	4,336,621
		10,864,729

ELECTRICAL EQUIPMENT - 2.0%
Acuity Brands, Inc.	26,680	2,916,658
EnerSys, Inc.	111,189	7,793,237
		10,709,895

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.5%
FEI Co.	67,468	6,028,941
IPG Photonics Corp. (a)	51,822	4,021,905
Littelfuse, Inc.	65,125	6,052,066
Measurement Specialties, Inc. (a)	64,335	3,904,491
Trimble Navigation Ltd. (a)	123,524	4,286,283
		24,293,686

ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc. (a)	136,516	7,288,589

P / 12

	Number of Shares	Value
Helix Energy Solutions Group, Inc. (a)	121,870	$2,824,947
Superior Energy Services, Inc.	202,630	5,391,985
		15,505,521

FOOD & STAPLES RETAILING - 1.2%
Casey’s General Stores, Inc.	91,155	6,403,639

FOOD PRODUCTS - 1.0%
Ingredion, Inc.	75,770	5,187,214

GAS UTILITIES - 1.6%
UGI Corp.	209,818	8,699,054

HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Neogen Corp. (a)	79,194	3,619,166
Sirona Dental Systems, Inc. (a)	85,542	6,005,048
West Pharmaceutical Services, Inc.	140,550	6,895,383
		16,519,597

HEALTH CARE PROVIDERS & SERVICES - 5.4%
Acadia Healthcare Company, Inc. (a)	115,565	5,469,691
LifePoint Hospitals, Inc. (a)	168,900	8,924,676
MWI Veterinary Supply, Inc. (a)	52,056	8,880,233
Owens & Minor, Inc.	151,976	5,556,243
		28,830,843

HEALTH CARE TECHNOLOGY - 2.0%
athenahealth, Inc. (a)	26,105	3,511,122
Medidata Solutions, Inc. (a)	48,345	2,928,257
Omnicell, Inc. (a)	173,900	4,439,667
		10,879,046

HOTELS, RESTAURANTS & LEISURE - 1.8%
Buffalo Wild Wings, Inc. (a)	65,157	9,591,110

	Number of Shares	Value
HOUSEHOLD DURABLES - 1.6%
Meritage Homes Corp. (a)	59,355	$2,848,446
Tupperware Brands Corp.	60,777	5,745,250
		8,593,696

INFORMATION TECHNOLOGY SERVICES - 2.7%
Jack Henry & Associates, Inc.	139,622	8,267,019
Syntel, Inc. (a)	68,335	6,215,068
		14,482,087

INSURANCE - 4.2%
Alleghany Corp. (a)	24,060	9,623,038
American Financial Group, Inc.	166,957	9,636,758
Argo Group International Holdings Ltd.	76,354	3,549,697
		22,809,493

INTERNET SOFTWARE & SERVICES - 0.5%
Cornerstone OnDemand, Inc. (a)	51,515	2,747,810

LEISURE EQUIPMENT & PRODUCTS - 0.4%
LeapFrog Enterprises, Inc. (a)	295,500	2,346,270

LIFE SCIENCES TOOLS & SERVICES - 1.0%
PAREXEL International Corp. (a)	122,780	5,547,200

MACHINERY - 5.8%
IDEX Corp.	69,679	5,145,794
ITT Corp.	130,330	5,658,929
Kennametal, Inc.	107,702	5,608,043
Lincoln Electric Holdings, Inc.	113,692	8,110,787
Snap-on, Inc.	58,592	6,416,996
		30,940,549

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2013 (Unaudited) — continued

	Number of Shares	Value
METALS & MINING - 1.0%
Carpenter Technology Corp.	88,778	$5,521,992

MULTILINE RETAIL - 0.5%
Fred’s, Inc. - Class A	152,954	2,832,708

MULTI-UTILITIES - 1.1%
Black Hills Corp.	107,726	5,656,692

OIL, GAS & CONSUMABLE FUELS - 0.5%
Bill Barrett Corp. (a)	100,179	2,682,794

PROFESSIONAL SERVICES - 0.8%
WageWorks, Inc. (a)	72,215	4,292,460

REAL ESTATE INVESTMENT TRUSTS - 5.2%
Alexandria Real Estate Equities, Inc.	72,607	4,619,257
Corporate Office Properties Trust	160,628	3,805,277
EastGroup Properties, Inc.	69,846	4,046,179
Mid-America Apartment Communities, Inc.	120,461	7,316,801
Potlatch Corp.	63,342	2,643,895
Redwood Trust, Inc.	272,172	5,271,972
		27,703,381

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Cypress Semiconductor Corp.	334,582	3,513,111
International Rectifier Corp. (a)	146,608	3,822,070
Power Integrations, Inc.	47,920	2,674,894
Skyworks Solutions, Inc. (a)	179,994	5,140,629
		15,150,704

	Number of Shares	Value
SOFTWARE - 4.4%
Aspen Technology, Inc. (a)	161,680	$6,758,224
PROS Holdings, Inc. (a)	97,219	3,879,038
PTC, Inc. (a)	215,290	7,619,113
SolarWinds, Inc. (a)	74,342	2,812,358
TIBCO Software, Inc. (a)	115,925	2,605,994
		23,674,727

SPECIALTY RETAIL - 3.8%
Cabela’s, Inc. (a)	125,672	8,377,296
The Buckle, Inc.	83,515	4,389,548
Tractor Supply Co.	101,691	7,889,188
		20,656,032

TEXTILES, APPAREL & LUXURY GOODS - 3.7%
Deckers Outdoor Corp. (a)	65,391	5,522,924
Under Armour, Inc. - Class A (a)	99,820	8,714,286
Wolverine World Wide, Inc.	163,374	5,548,181
		19,785,391

THRIFTS & MORTGAGE FINANCE - 0.8%
BofI Holding, Inc. (a)	19,545	1,532,914
MGIC Investment Corp. (a)	328,365	2,771,401
		4,304,315

TRADING COMPANIES & DISTRIBUTORS - 1.9%
Applied Industrial Technologies, Inc.	131,613	6,460,882
GATX Corp.	66,980	3,494,347
		9,955,229

TOTAL COMMON STOCKS
(Cost $312,480,064)		$525,955,533

P / 14

SHORT-TERM INVESTMENTS - 2.0%
	Number of Shares	Value
MONEY MARKET - 2.0%
STIT - Liquid Assets Portfolio - 0.07% (b)	10,469,385	$10,469,385

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,469,385)		$10,469,385

TOTAL INVESTMENTS - 99.9%
(Cost $322,949,449)		$536,424,918

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		649,721

TOTAL NET ASSETS - 100.0%		$537,074,639

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2013

Sectors	Percentage
Financials	20.3%
Industrials	19.3%
Health Care	15.0%
Information Technology	15.0%
Consumer Discretionary	12.7%
Materials	5.4%
Utilities	4.7%
Energy	3.4%
Consumer Staples	2.1%
TOTAL COMMON STOCKS	97.9%
TOTAL SHORT-TERM INVESTMENTS	2.0%
TOTAL INVESTMENTS	99.9%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2013 (Unaudited)

COMMON STOCKS - 96.5%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.4%
Esterline Technologies Corp. (a)	140,586	$14,334,149

AUTO COMPONENTS - 1.2%
BorgWarner, Inc.	228,396	12,769,620

BIOTECHNOLOGY - 3.3%
Cepheid, Inc. (a)	216,259	10,103,620
Cubist Pharmaceuticals, Inc. (a)	132,257	9,108,540
Genomic Health, Inc. (a)	176,390	5,162,935
Isis Pharmaceuticals, Inc. (a)	146,095	5,820,425
Seattle Genetics, Inc. (a)	135,477	5,404,178
		35,599,698

CAPITAL MARKETS - 3.8%
Affiliated Managers Group, Inc. (a)	109,713	23,794,556
Waddell & Reed Financial, Inc. - Class A	249,292	16,233,895
		40,028,451

CHEMICALS - 6.0%
Airgas, Inc.	96,955	10,844,417
FMC Corp.	186,814	14,096,984
International Flavors & Fragrances, Inc.	244,145	20,991,587
Methanex Corp.	183,984	10,899,212
NewMarket Corp.	20,152	6,733,791
		63,565,991

COMMERCIAL BANKS - 6.8%
City National Corp.	234,840	18,604,025
Comerica, Inc.	369,333	17,558,091
Cullen/Frost Bankers, Inc.	252,378	18,784,494
Prosperity Bancshares, Inc.	282,215	17,889,609
		72,836,219

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Stericycle, Inc. (a)	121,577	$14,123,600

CONSTRUCTION & ENGINEERING - 1.3%
Jacobs Engineering Group, Inc. (a)	215,825	13,594,817

CONTAINERS & PACKAGING - 1.1%
Rock-Tenn Co. - Class A	110,904	11,646,029

DISTRIBUTORS - 1.5%
LKQ Corp. (a)	480,216	15,799,106

ELECTRIC UTILITIES - 2.6%
ITC Holdings Corp.	122,984	11,784,327
OGE Energy Corp.	477,949	16,202,471
		27,986,798

ELECTRICAL EQUIPMENT - 4.0%
Acuity Brands, Inc.	85,405	9,336,474
AMETEK, Inc.	252,942	13,322,455
EnerSys, Inc.	165,732	11,616,156
Regal-Beloit Corp.	115,422	8,508,910
		42,783,995

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
Amphenol Corp. - Class A	192,496	17,166,793
Avnet, Inc.	265,560	11,713,852
Cognex Corp.	206,445	7,882,070
FEI Co.	187,158	16,724,439
Trimble Navigation Ltd. (a)	494,646	17,164,216
		70,651,370

ENERGY EQUIPMENT & SERVICES - 3.8%
Helmerich & Payne, Inc.	137,767	11,583,449
Oceaneering International, Inc.	218,325	17,221,476
Oil States International, Inc. (a)	118,950	12,099,594
		40,904,519

P / 16

	Number of Shares	Value
FOOD PRODUCTS - 1.0%
The J.M. Smucker Company	105,413	$10,922,895

GAS UTILITIES - 2.8%
Questar Corp.	589,932	13,562,537
UGI Corp.	389,448	16,146,514
		29,709,051

HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
ResMed, Inc.	133,943	6,306,037
Sirona Dental Systems, Inc. (a)	89,822	6,305,504
The Cooper Cos., Inc.	89,850	11,127,024
West Pharmaceutical Services, Inc.	298,311	14,635,138
		38,373,703

HEALTH CARE PROVIDERS & SERVICES - 2.5%
Owens & Minor, Inc.	234,525	8,574,234
Universal Healthcare Services, Inc. - Class B	222,633	18,091,158
		26,665,392

HEALTH CARE TECHNOLOGY - 1.3%
Cerner Corp. (a)	122,657	6,836,901
Medidata Solutions, Inc. (a)	117,790	7,134,540
		13,971,441

HOUSEHOLD DURABLES - 2.0%
NVR, Inc. (a)	10,256	10,522,758
Tupperware Brands Corp.	111,211	10,512,776
		21,035,534

HOUSEHOLD PRODUCTS - 2.0%
Church & Dwight Co., Inc.	328,325	21,761,381

INDUSTRIAL CONGLOMERATES - 0.8%
Carlisle Cos., Inc.	108,690	8,629,986

	Number of Shares	Value
INFORMATION TECHNOLOGY SERVICES - 2.5%
Jack Henry & Associates, Inc.	283,880	$16,808,535
Syntel, Inc. (a)	106,615	9,696,634
		26,505,169

INSURANCE - 5.5%
Alleghany Corp. (a)	27,643	11,056,094
American Financial Group, Inc.	248,992	14,371,818
Markel Corp. (a)	21,879	12,697,478
RLI Corp.	79,567	7,748,235
Torchmark Corp.	169,340	13,233,921
		59,107,546

INTERNET SOFTWARE & SERVICES - 0.5%
Pandora Media, Inc. (a)	213,550	5,680,430

LIFE SCIENCES TOOLS & SERVICES - 2.7%
Covance Inc. (a)	122,575	10,793,955
Illumina, Inc. (a)	160,744	17,781,501
		28,575,456

MACHINERY - 4.9%
ITT Corp.	397,520	17,260,318
Kennametal, Inc.	205,333	10,691,689
Snap-on, Inc.	134,790	14,762,201
Timken Co.	184,348	10,152,044
		52,866,252

METALS & MINING - 1.1%
Reliance Steel & Aluminum Co.	161,290	12,232,234

OIL, GAS & CONSUMABLE FUELS - 1.3%
Whiting Petroleum Corp. (a)	227,761	14,091,573

PROFESSIONAL SERVICES - 0.8%
WageWorks, Inc. (a)	146,000	8,678,240

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2013 (Unaudited) — continued

	Number of Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 2.3%
Essex Property Trust, Inc.	78,015	$11,195,932
Rayonier, Inc.	325,487	13,703,003
		24,898,935

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
Alexander & Baldwin, Inc.	208,875	8,716,354

ROAD & RAIL - 1.0%
Genesee & Wyoming, Inc. (a)	111,927	10,750,588

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
Cypress Semiconductor Corp.	597,118	6,269,739

SOFTWARE - 2.4%
ANSYS, Inc. (a)	172,173	15,013,486
Open Text Corp.	114,429	10,522,891
		25,536,377

SPECIALTY RETAIL - 4.4%
Cabela’s, Inc. (a)	277,043	18,467,686
Tractor Supply Co.	161,335	12,516,369
Williams-Sonoma, Inc.	282,680	16,474,591
		47,458,646

TEXTILES, APPAREL & LUXURY GOODS - 4.1%
Deckers Outdoor Corp. (a)	113,341	9,572,781
PVH Corp.	50,981	6,934,436
Under Armour, Inc. - Class A (a)	210,824	18,404,935
Wolverine World Wide, Inc.	253,968	8,624,753
		43,536,905

	Number of Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.9%
GATX Corp.	190,964	$9,962,592

TOTAL COMMON STOCKS
(Cost $685,057,292)		$1,032,560,781

SHORT-TERM INVESTMENTS - 2.4%

MONEY MARKET - 2.4%
STIT - Liquid Assets Portfolio - 0.07% (b)	26,101,006	26,101,006

TOTAL SHORT-TERM INVESTMENTS
(Cost $26,101,006)		26,101,006

TOTAL INVESTMENTS - 98.9%
(Cost $711,158,298)		$1,058,661,787

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		11,938,753

TOTAL NET ASSETS - 100.0%		$1,070,600,540

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

P / 18

PORTFOLIO DIVERSIFICATION

December 31, 2013

Sectors	Percentage
Financials	19.2%
Industrials	16.4%
Health Care	13.4%
Consumer Discretionary	13.1%
Information Technology	12.6%
Materials	8.2%
Utilities	5.4%
Energy	5.1%
Consumer Staples	3.1%
TOTAL COMMON STOCKS	96.5%
TOTAL SHORT-TERM INVESTMENTS	2.4%
TOTAL INVESTMENTS	98.9%
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

December 31, 2013 (Unaudited)

COMMON STOCKS - 97.5%
	Number of Shares	Value
CANADA - 2.3%
Brookfield Asset Management, Inc. - Class A	11,561	$448,914

FRANCE - 3.5%
Safran SA	4,360	302,963
Schneider Electric SA	4,375	381,586
		684,549

GERMANY - 9.6%
Adidas AG	3,410	434,589
Bayer AG	3,671	514,869
Continental AG	2,280	499,975
Linde AG	2,079	434,877
		1,884,310

JAPAN - 8.2%
Bridgestone Corp.	6,600	249,435
Hitachi Ltd.	40,000	302,345
SMC Corp.	1,000	251,638
Sumitomo Mitsui Financial Group, Inc.	8,600	442,617
Unicharm Corp.	6,440	366,917
		1,612,952

SWEDEN - 1.6%
Svenska Handelsbanken AB - Class A	6,154	302,349

SWITZERLAND - 9.1%
Givaudan SA	265	378,465
Nestle SA	10,417	762,547
Roche Holding AG	2,320	648,107
		1,789,119

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	9,365	163,326

UNITED KINGDOM - 8.2%
ASOS PLC (a)	1,640	166,314
BHP Billiton PLC	9,658	298,914

	Number of Shares	Value
Centrica PLC	38,020	$218,910
HSBC Holdings PLC	50,217	550,833
Kingfisher PLC	56,199	358,014
		1,592,985

UNITED STATES - 54.2%
Apple, Inc.	589	330,494
Citigroup, Inc.	10,995	572,949
Comcast Corp. - Class A	8,335	433,128
Costco Wholesale Corp.	2,961	352,389
Discover Financial Services	7,280	407,316
Dover Corp.	3,035	292,999
eBay, Inc. (a)	5,225	286,800
Ecolab, Inc.	3,015	314,374
First Republic Bank	7,190	376,397
Google, Inc. - Class A (a)	353	395,611
Helmerich & Payne, Inc.	1,920	161,434
Illinois Tool Works, Inc.	4,405	370,372
LKQ Corp. (a)	7,025	231,123
Microsoft Corp.	8,915	333,688
National Oilwell Varco, Inc.	4,778	379,994
Occidental Petroleum Corp.	7,748	736,835
OGE Energy Corp.	6,235	211,366
Reliance Steel & Aluminum Co.	2,635	199,838
Roper Industries, Inc.	2,375	329,365
Stericycle, Inc. (a)	3,407	395,791
The Charles Schwab Corp.	18,935	492,310
The Chubb Corp.	5,266	508,854
The Cooper Cos., Inc.	3,615	447,682
The Walt Disney Co.	6,530	498,892
Union Pacific Corp.	2,648	444,864
Visa, Inc. - Class A	1,330	296,164
Walgreen Co.	7,770	446,309
Zoetis, Inc.	10,752	351,483
		10,598,821

TOTAL COMMON STOCKS
(Cost $14,340,413)		$19,077,325

P / 20

SHORT-TERM INVESTMENTS - 2.3%
	Number of Shares	Value
MONEY MARKET - 2.3%
STIT - Liquid Assets Portfolio - 0.07% (b)	450,434	$450,434

TOTAL SHORT-TERM INVESTMENTS
(Cost $450,434)		$450,434

TOTAL INVESTMENTS - 99.8%
(Cost $14,790,847)		$19,527,759

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		37,740

TOTAL NET ASSETS - 100.0%		$19,565,499

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2013

Sectors	Percentage
Financials	21.0%
Consumer Discretionary	14.7%
Industrials	14.2%
Information Technology	10.8%
Health Care	10.0%
Consumer Staples	9.8%
Materials	8.3%
Energy	6.5%
Utilities	2.2%
TOTAL COMMON STOCKS	97.5%
TOTAL SHORT-TERM INVESTMENTS	2.3%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2013 (Unaudited)

COMMON STOCKS - 96.6%
	Number of Shares	Value
AEROSPACE & DEFENSE - 2.2%
Precision Castparts Corp.	1,833	$493,627

AUTO COMPONENTS - 1.1%
BorgWarner, Inc.	4,580	256,068

BIOTECHNOLOGY - 1.9%
Alexion Pharmaceuticals, Inc. (a)	1,475	196,264
Celgene Corp. (a)	1,315	222,182
		418,446

CAPITAL MARKETS - 4.7%
T. Rowe Price Group, Inc.	4,315	361,467
The Charles Schwab Corp.	11,840	307,840
The Goldman Sachs Group, Inc.	2,234	395,999
		1,065,306

CHEMICALS - 6.0%
Airgas, Inc.	3,025	338,346
Ecolab, Inc.	3,340	348,262
FMC Corp.	3,605	272,033
International Flavors & Fragrances, Inc.	4,550	391,209
		1,349,850

COMMERCIAL BANKS - 2.1%
Wells Fargo & Co.	10,630	482,602

COMMERCIAL SERVICES & SUPPLIES - 1.5%
Stericycle, Inc. (a)	2,905	337,474

COMPUTERS & PERIPHERALS - 3.8%
Apple, Inc.	1,105	620,026
EMC Corp.	9,885	248,608
		868,634

CONSTRUCTION & ENGINEERING - 1.2%
Jacobs Engineering Group, Inc. (a)	4,440	279,676

	Number of Shares	Value
CONSUMER FINANCE - 2.0%
Capital One Financial Corp.	5,990	$458,894

DIVERSIFIED FINANCIAL SERVICES - 2.0%
Citigroup, Inc.	8,630	449,709

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
Verizon Communications, Inc.	10,800	530,712

ELECTRIC UTILITIES - 2.5%
NextEra Energy, Inc.	3,965	339,483
Northeast Utilities	5,200	220,428
		559,911

ELECTRICAL EQUIPMENT - 1.3%
Roper Industries, Inc.	2,070	287,068

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Trimble Navigation Ltd. (a)	7,460	258,862

ENERGY EQUIPMENT & SERVICES - 3.0%
National Oilwell Varco, Inc.	3,993	317,563
Schlumberger Ltd.	4,085	368,100
		685,663

FOOD & STAPLES RETAILING - 4.1%
Costco Wholesale Corp.	3,875	461,164
Walgreen Co.	7,955	456,935
		918,099

HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Stryker Corp.	4,220	317,091
The Cooper Cos., Inc.	3,085	382,046
		699,137

HEALTH CARE PROVIDERS & SERVICES - 1.1%
Catamaran Corp. (a)	5,020	238,350

P / 22

	Number of Shares	Value

HEALTH CARE TECHNOLOGY - 0.9%
Cerner Corp. (a)	3,650	$203,451

HOUSEHOLD PRODUCTS - 2.4%
Colgate-Palmolive Co.	8,460	551,677

INDUSTRIAL CONGLOMERATES - 2.6%
Danaher Corp.	7,556	583,323

INFORMATION TECHNOLOGY SERVICES - 4.7%
Cognizant Technology Solutions Corp. - Class A (a)	3,275	330,709
Fiserv, Inc. (a)	6,080	359,024
International Business Machines Corp.	1,935	362,948
		1,052,681

INSURANCE - 3.5%
Aon PLC	5,290	443,778
The Chubb Corp.	3,580	345,936
		789,714

INTERNET SOFTWARE & SERVICES - 5.2%
Amazon.com, Inc. (a)	894	356,519
eBay, Inc. (a)	5,735	314,794
Google, Inc. - Class A (a)	451	505,440
		1,176,753

MACHINERY - 3.5%
Illinois Tool Works, Inc.	5,345	449,408
Parker-Hannifin Corp.	2,635	338,966
		788,374

MEDIA - 4.9%
Comcast Corp. - Class A	8,820	458,331
The Walt Disney Co.	8,390	640,996
		1,099,327

OIL, GAS & CONSUMABLE FUELS - 6.5%
Apache Corp.	3,945	339,033
Chevron Corp.	4,045	505,261
Occidental Petroleum Corp.	6,660	633,366
		1,477,660

	Number of Shares	Value

PHARMACEUTICALS - 4.2%
Allergan, Inc.	2,860	$317,689
Forest Laboratories, Inc. (a)	4,670	280,340
Zoetis, Inc.	10,936	357,498
		955,527

REAL ESTATE INVESTMENT TRUSTS - 1.9%
AvalonBay Communities, Inc.	1,740	205,720
Rayonier, Inc.	5,104	214,878
		420,598

ROAD & RAIL - 1.7%
Union Pacific Corp.	2,325	390,600

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Altera Corp.	5,625	182,981

SOFTWARE - 1.4%
Microsoft Corp.	8,610	322,272

SPECIALTY RETAIL - 3.4%
Lowe’s Cos., Inc.	9,160	453,878
Ross Stores, Inc.	4,090	306,464
		760,342

TEXTILES, APPAREL & LUXURY GOODS - 2.0%
Under Armour, Inc. - Class A (a)	2,295	200,354
VF Corp.	4,100	255,594
		455,948

TOTAL COMMON STOCKS
(Cost $17,978,449)		$21,849,316

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2013 (Unaudited) — continued

SHORT-TERM INVESTMENTS - 4.0%
	Number of Shares	Value
MONEY MARKET - 4.0%
STIT - Liquid Assets Portfolio - 0.07% (b)	912,133	$912,133

TOTAL SHORT-TERM INVESTMENTS
(Cost $912,133)		$912,133

TOTAL INVESTMENTS - 100.6%
(Cost $18,890,582)		$22,761,449

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%		(136,904)

TOTAL NET ASSETS - (100.0%)		$22,624,545

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2013

Sectors	Percentage
Financials	16.2%
Information Technology	15.5%
Industrials	14.0%
Consumer Discretionary	12.9%
Health Care	11.1%
Energy	9.6%
Consumer Staples	6.5%
Materials	6.0%
Utilities	2.5%
Telecommunication Services	2.3%
TOTAL COMMON STOCKS	96.6%
TOTAL SHORT-TERM INVESTMENTS	4.0%
TOTAL INVESTMENTS	100.6%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.6)%
TOTAL NET ASSETS	100.0%

P / 24

(This page intentionally left blank)

Statements of Assets and Liabilities

IronBridge Funds, Inc.

    December 31, 2013 (Unaudited)

SMALL CAP FUND
ASSETS:
Investments at cost	$322,949,449

Foreign currency at cost	$—

Investments at value	$536,424,918
Foreign currency at value	—
Cash	733,173
Receivables
Interest and dividends	320,715
Fund shares sold	159,183
Investments sold	—
Prepaid expenses and other assets	33,560

Total assets	537,671,549

LIABILITIES:
Payables
Fund shares redeemed	47,163
Investments purchased	—
Due to Adviser	461,734
Accrued expenses
Professional fees	29,146
Fund administration and accounting fees	26,246
Custodian	5,642
Other expenses	26,979

Total liabilities	596,910

Net Assets	$537,074,639

NET ASSETS CONSIST OF:
Paid in capital	$298,226,234
Undistributed net investment income	316,144
Accumulated net realized gain	25,056,792
Unrealized appreciation on:
Investments	213,475,469
Foreign currency	—

Net Assets	$537,074,639

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	24,174,990
Net Asset Value, Redemption Price and Offering Price Per Share	$22.22

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$711,158,298	$14,790,847	$18,890,582

$—	$168	$—

$1,058,661,787	$19,527,759	$22,761,449
—	169	—
867,596	—	5,107

711,857	68,346	26,510
1,366,020	—	16,068
10,711,612	—	186,448
63,518	6,063	8,242

1,072,382,390	19,602,337	23,003,824

890,667	—	—
—	—	350,675
766,737	2,226	2,771

35,334	16,537	11,924
41,186	11,406	10,837
15,699	5,093	1,589
32,227	1,576	1,483

1,781,850	36,838	379,279

$1,070,600,540	$19,565,499	$22,624,545

$691,985,952	$13,424,638	$17,044,663
232,378	866	3,279
30,878,721	1,402,210	1,705,736

347,503,489	4,736,912	3,870,867
—	873	—

$1,070,600,540	$19,565,499	$22,624,545

150,000,000	50,000,000	50,000,000
68,662,804	1,980,871	1,829,812
$15.59	$9.88	$12.36

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

    For the Six Months Ended December 31, 2013 (Unaudited)

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$3,206,076
Interest income	5,649

Total investment income	3,211,725

EXPENSES:
Investment advisory fees	2,812,697
Fund administration and accounting fees	77,684
Shareholder servicing fees	46,702
Audit fees	26,818
Custody fees	16,791
Legal fees	14,260
Directors’ fees and related expenses	13,507
Federal and state registration fees	11,155
Reports to shareholders	7,945
Other	31,381

Total expenses before waiver and reimbursement	3,058,940
Waiver and reimbursement of expenses by Adviser	—

Net expenses	3,058,940

Net Investment Income	152,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	25,139,316
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	63,964,733
Foreign currency transactions	—

Net Realized and Unrealized Gain on Investments	89,104,049

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,256,834

(1) Net of foreign taxes withheld of $14,457, $33,774, $4,060, and $0 respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$6,150,919	$122,311	$160,815
12,793	119	307

6,163,712	122,430	161,122

4,507,759	79,469	67,538
120,960	31,059	29,870
50,719	3,555	3,031
27,354	15,286	9,377
41,883	12,921	2,865
27,513	4,850	4,918
19,383	5,636	5,721
17,427	3,573	10,017
27,861	1,424	785
44,503	2,210	640

4,885,362	159,983	134,762
—	(66,491)	(51,638)

4,885,362	93,492	83,124

1,278,350	28,938	77,998

75,885,165	1,281,066	480,023
—	(2,840)	—

81,145,051	1,244,159	2,537,327
—	2,880	—

157,030,216	2,525,265	3,017,350

$158,308,566	$2,554,203	$3,095,348

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
OPERATIONS:
Net investment income	$152,785	$1,993,633
Net realized gain (loss) on:
Investments	25,139,316	17,602,666
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	63,964,733	68,657,335
Foreign currency transactions	—	—

Net increase in net assets resulting from operations	89,256,834	88,253,634

DISTRIBUTIONS PAID FROM:
Net investment income	(374,369)	(1,963,552)
Net realized gain	(21,382,072)	(25,541,586)

Net decrease in net assets resulting from distributions	(21,756,441)	(27,505,138)

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,787,618	42,592,304
Shares sold in connection with merger(1)	—	97,087,227
Shares issued to holders in reinvestment of distributions	21,261,666	26,727,186
Shares redeemed	(105,081,460)	(83,328,562)
Redemption fees	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(70,032,176)	83,078,155

Total Increase (Decrease) in Net Assets	(2,531,783)	143,826,651

NET ASSETS:
Beginning of Period	539,606,422	395,779,771

End of Period	$537,074,639	$539,606,422

Undistributed net investment income	$316,144	$537,728

TRANSACTIONS IN SHARES:
Shares sold	642,359	2,238,086
Shares sold in connection with merger(1)	—	5,716,461
Shares issued to holders in reinvestment of distributions	987,537	1,573,687
Shares redeemed	(4,816,875)	(4,401,554)

Net increase (decrease) in shares outstanding	(3,186,979)	5,126,680

(1) See Note 6 of Financial Statements

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

$1,278,350	$4,324,038	$28,938	$213,416	$77,998	$139,653

75,885,165	21,512,722	1,281,066	692,253	480,023	347,722
—	—	(2,840)	(1,949)	—	—

81,145,051	153,893,014	1,244,159	1,954,513	2,537,327	1,600,443
—	—	2,880	(1,998)	—	—

158,308,566	179,729,774	2,554,203	2,856,235	3,095,348	2,087,818

(1,925,019)	(4,662,564)	(28,072)	(371,662)	(133,781)	(98,191)
(52,326,709)	(24,198,810)	(1,630,513)	(337,218)	(739,509)	(180,825)

(54,251,728)	(28,861,374)	(1,658,585)	(708,880)	(873,290)	(279,016)

105,152,767	107,393,532	234,724	469,466	763,468	6,125,975
—	74,833,514	—	—	—	—
51,684,195	27,191,061	1,624,410	700,993	873,290	279,016
(189,577,262)	(186,728,481)	(719,003)	(2,567,917)	(43,881)	(33,235)
—	1,583	—	—	—	—

(32,740,300)	22,691,209	1,140,131	(1,397,458)	1,592,877	6,371,756

71,316,538	173,559,609	2,035,749	749,897	3,814,935	8,180,558

999,284,002	825,724,393	17,529,750	16,779,853	18,809,610	10,629,052

$1,070,600,540	$999,284,002	$19,565,499	$17,529,750	$22,624,545	$18,809,610

$232,378	$879,047	$866	$—	$3,279	$59,062

6,798,359	8,052,761	23,638	53,863	63,890	576,208
—	6,088,679	—	—	—	—
3,420,529	2,212,346	171,171	82,567	73,447	28,098
(12,311,115)	(14,316,059)	(73,964)	(286,417)	(3,657)	(3,146)

(2,092,227)	2,037,727	120,845	(149,987)	133,680	601,160

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)
Net Asset Value, Beginning of Period	$19.72		$17.80	$18.72	$13.73		$11.80	$17.03
Income (loss) from investment operations:
Net investment income	0.01		0.10	0.02	0.00	(3)	0.04 (2)	0.05
Net realized and unrealized gain (loss) on investments	3.43		3.10	(0.77)	5.01		1.93	(4.53)

Total Income (Loss) from Investment Operations	3.44		3.20	(0.75)	5.01		1.97	(4.48)

Less distributions:
From net investment income	(0.02)		(0.09)	0.00 (3)	(0.02)		(0.04)	(0.01)
From net realized gain on investments	(0.92)		(1.19)	(0.17)	—		—	(0.74)

Total Distributions	(0.94)		(1.28)	(0.17)	(0.02)		(0.04)	(0.75)

Net Asset Value, End of Period	$22.22		$19.72	$17.80	$18.72		$13.73	$11.80

Total Return	17.59	%(5)	19.14%	(3.92)%	36.51%		16.72%	(26.00)%

Supplemental data and ratios
Net assets, end of period (in thousands)	$537,075		$539,606	$395,780	$458,407		$374,612	$296,445

Ratio of expenses to average net assets	1.09	%(6)	1.07%	1.07%	1.08%		1.08%	1.09%

Ratio of net investment income to average net assets	0.05	%(6)	0.42%	0.09%	—	%(4)	0.27%	0.40%

Portfolio turnover rate	16	%(5)	10%	19%	32%		44%	39%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Less than one cent per share.

(4) Less than 0.01%

(5) Not annualized

(6) Annualized

P / 32

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)
Net Asset Value, Beginning of Period	$14.12		$12.02	$13.24	$9.52	$8.24	$11.23
Income (loss) from investment operations:
Net investment income	0.02		0.07	0.04	0.04	0.03 (2)	0.03
Net realized and unrealized gain (loss) on investments	2.27		2.48	(0.96)	3.71	1.28	(2.93)

Total Income (Loss) from Investment Operations	2.29		2.55	(0.92)	3.75	1.31	(2.90)

Less distributions:
From net investment income	(0.03)		(0.07)	(0.05)	(0.03)	(0.03)	(0.01)
From net realized gain on investments	(0.79)		(0.38)	(0.25)	—	—	(0.08)

Total Distributions	(0.82)		(0.45)	(0.30)	(0.03)	(0.03)	(0.09)

Net Asset Value, End of Period	$15.59		$14.12	$12.02	$13.24	$9.52	$8.24

Total Return	16.41	%(3)	21.80%	(6.79)%	39.38%	15.88%	(25.78)%

Supplemental data and ratios
Net assets, end of period (in thousands)	$1,070,601		$999,284	$825,724	$800,088	$518,376	$307,973

Ratio of expenses to average net assets
Before waivers and reimbursements	0.92	%(4)	0.92%	0.92%	0.92%	0.94%	0.96%

Net of waivers and reimbursements	0.92	%(4)	0.92%	0.92%	0.92%	0.93%	0.95%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.24	%(4)	0.48%	0.33%	0.32%	0.42%	0.54%

Net of waivers and reimbursements	0.24	%(4)	0.48%	0.33%	0.32%	0.43%	0.55%

Portfolio turnover rate	29	%(3)	29%	41%	54%	45%	46%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Not annualized

(4) Annualized

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$9.42		$8.35	$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.01		0.12	0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	1.35		1.31	(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	1.36		1.43	(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.01)		(0.19)	(0.18)	(0.12)	(0.01)
From net realized gain on investments	(0.89)		(0.17)	(2.45)	—	—

Total Distributions	(0.90)		(0.36)	(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$9.88		$9.42	$8.35	$11.99	$9.13

Total Return	14.86	%(2)	17.66%	(6.27)%	32.72%	(8.60	)%(2)

Supplemental data and ratios
Net assets, end of period (in thousands)	$19,565		$17,530	$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.71	%(3)	1.71%	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00	%(3)	1.00%	1.00%	1.00%	1.00	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.40	)%(3)	0.50%	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	0.31	%(3)	1.21%	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	30	%(2)	44%	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not Annualized

(3) Annualized

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$11.09		$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.04		0.10	0.02
Net realized and unrealized gain (loss) on investments	1.73		1.50	(0.31)

Total Income (Loss) from Investment Operations	1.77		1.60	(0.29)

Less distributions:
From net investment income	(0.08)		(0.08)	—
From net realized gain on investments	(0.42)		(0.14)	—

Total Distributions	(0.50)		(0.22)	—

Net Asset Value, End of Period	$12.36		$11.09	$9.71

Total Return	16.16	%(2)	16.72%	(2.90	)%(2)

Supplemental data and ratios
Net assets, end of period (in thousands)	$22,625		$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.30	%(3)	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80	%(3)	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.25	%(3)	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.75	%(3)	0.99%	0.72	%(3)

Portfolio turnover rate	18	%(2)	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not Annualized

(3) Annualized

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2013

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices.

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$525,955,533	$—	$—	$525,955,533
Total Equity	525,955,533	—	—	525,955,533
Short-Term Investments	10,469,385	—	—	10,469,385
Total Investments in Securities	$536,424,918	$—	$—	$536,424,918

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$1,032,560,781	$—	$—	$1,032,560,781
Total Equity	1,032,560,781	—	—	1,032,560,781
Short-Term Investments	26,101,006	—	—	26,101,006
Total Investments in Securities	$1,058,661,787	$—	$—	$1,058,661,787

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$19,077,325	$—	$—	$19,077,325
Total Equity	19,077,325	—	—	19,077,325
Short-Term Investments	450,434	—	—	450,434
Total Investments in Securities	$19,527,759	$—	$—	$19,527,759

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$21,849,316	$—	$—	$21,849,316
Total Equity	21,849,316	—	—	21,849,316
Short-Term Investments	912,133	—	—	912,133
Total Investments in Securities	$22,761,449	$—	$—	$22,761,449

*	See Funds’ Schedule of Investments for industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2013

operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2013, open Federal and state income tax years include the tax years ended June 30, 2011, June 30, 2012 and June 30, 2013. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2013 and the year ended June 30, 2013 were as follows:

	Six Months Ended December 31, 2013				Year Ended June 30, 2013
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$374,369	$2,022,074	$19,359,998	$21,756,441	$1,963,552	$1,093,820	$24,447,766	$27,505,138
IronBridge SMID Cap	1,925,019	9,341,103	42,985,606	54,251,728	4,662,564	1,009,186	23,189,624	28,861,374
IronBridge Global	28,072	44,232	1,586,281	1,658,585	371,662	—	337,218	708,880
IronBridge Large Cap	133,781	115,021	624,488	873,290	98,191	130,476	50,349	279,016

The IronBridge Small Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2013.

At June 30, 2013, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$380,357,077	$734,063,093	$13,036,505	$15,999,563

Gross unrealized appreciation	174,641,613	278,520,385	4,574,342	3,200,526
Gross unrealized depreciation	(17,262,984)	(18,494,474)	(113,727)	(510,030)

Net unrealized appreciation/depreciation	157,378,629	260,025,911	4,460,615	2,690,496

Undistributed ordinary income	929,419	7,416,500	26,443	149,762
Undistributed long-term capital gain	13,039,964	7,115,339	760,192	517,566

Total distributable earnings	13,969,383	14,531,839	786,635	667,328

Other accumulated losses	—	—	(2,007)	—

Total accumulated earnings/(losses)	$171,348,012	$274,557,750	$5,245,243	$3,357,824

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

P / 38

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2013, the following table shows the reclassifications made:

	Paid in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$(10,992,562)	$163,400	$10,829,162
IronBridge SMID Cap	(4,720,706)	15,790	4,704,916
IronBridge Global	—	20,523	(20,523)
IronBridge Large Cap	—	—	—

The permanent differences primarily relate to foreign currency and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind. During the year ended June 30, 2013 the Funds had no capital loss carryforwards, qualified late-year ordinary losses or post-October capital losses.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified

P / 39

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2013

security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until November 1, 2014 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge Global	IronBridge Large Cap
2011	2014	$148,257	$—
2012	2015	$109,781	$43,587
2013	2016	$124,599	$101,717
2014	2017	$66,491	$51,638

		$449,128	$196,942

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2013 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$83,623,233	$177,114,907
IronBridge SMID Cap	297,865,151	390,786,941
IronBridge Global	5,441,233	5,947,587
IronBridge Large Cap	4,209,570	3,595,549

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(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $1,000 for each regular meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) MERGERS AND IN-KIND CONTRIBUTIONS

On March 30, 2012, IronBridge Large Cap Fund was seeded with an in-kind contribution of securities from private accounts managed by ICM (“Legacy Funds”). This in-kind contribution was a tax-free contribution for U.S. Federal income tax purposes.

Investors in the Legacy Funds received capital shares of 906,430 in the IronBridge Large Cap Fund in exchange for the in-kind contributions of securities and other assets.

IronBridge Large Cap Fund recorded the securities at a fair value of $8,753,493 on March 30, 2012, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.

For tax purposes the Large Cap Fund’s tax basis in the contributed securities was equal to the private accounts tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis is:

IronBridge Large Cap Fund
Tax Basis Appreciation of Securities on Contribution Date	$1,785,979
Contribution Securities Tax Basis Remaining at 6/30/13	$1,359,798

As of close of business on December 14, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Directors, all of the assets, subject to the liabilities, of the IronBridge Horizon Fund and IronBridge Skyline Fund were transferred to the IronBridge Small Cap Fund and IronBridge SMID Cap Fund, respectively. The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The mergers were a tax-free event to the IronBridge Funds’ shareholders. For financial reporting purposes, the acquiring funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of their respective acquired funds. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date is included below:

Acquired Fund	IronBridge Horizon Fund	IronBridge Skyline Fund
Net Assets	$97,087,227	$74,833,514
Shares Outstanding	10,266,068	8,105,795
Net Asset Value	9.46	9.23
Investments at fair value	96,884,742	74,705,867
Unrealized appreciation/depreciation	2,640,189	5,275,971
Undistributed net investment income	—	—
Accumulated net realized gain (loss)	—	—
Tax capital loss carryforward	—	—

Acquiring Fund	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net Assets immediately prior to merger	$364,902,926	$782,553,466
Net Assets immediately after merger	$461,990,153	$857,386,980
Fund Shares Issued in exchange for acquired fund	5,716,461	6,088,679
Exchange rate for shares issued	0.56	0.75

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Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2013

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of the Funds, the Fund's pro forma results of operations for the year ended June 30, 2013, are as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net investment income	$2,143,963	$4,440,215
Net realized and unrealized gain on Investments	$88,333,069	$179,611,203
Total increase from operations	$90,477,032	$184,051,418

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Funds’ statements of operations since December 14, 2012.

(7) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

P / 43

Privacy Notice

Protecting the privacy of the Funds’ shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/S/ JOHN G. DAVIS
John G. Davis, President
(Principal Executive Officer)

Date:	3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN G. DAVIS
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	3/6/2014

By:	/S/ TY M. BAIRD
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	3/6/2014